EXHIBIT 32

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Onyx Acceptance Corporation (the “Company”) on Form 10-K/A for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John W. Hall, President, CEO and Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN W. HALL
Name: John W. Hall
Title: President, CEO and Principal Executive Officer
Date: September 19, 2003

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.

Certification Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Onyx Acceptance Corporation (the “Company”) on Form 10-K/A for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Don P. Duffy, EVP, CFO and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ DON P. DUFFY
Name: Don P. Duffy
Title: Executive Vice President,
CFO and Principal Financial Officer
Date: September 19, 2003

This certification is made solely for the purpose of 18 U.S.C. Section 1350, and not for any other purpose.